REFORMATION AND MODIFICATION OF SECOND
AMENDED AND RESTATED TERM LOAN AGREEMENT
This REFORMATION AND MODIFICATION OF SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (the “Reformation”) is made and entered into as of April 23, 2013, but effective as of August 21, 2012, by and among Inland Real Estate Corporation, a Maryland corporation (“Borrower”), KeyBank National Association, a national banking association, both individually as a “Lender” and as “Administrative Agent” under the ‘Loan Agreement” (as defined below) and the other Lenders under such Loan Agreement.
RECITALS:
A.    Borrower and Lenders entered into a Second Amended and Restated Term Loan Agreement, dated as of August 21, 2012 (the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.
B.    In Section 7.6 of the Loan Agreement, the Borrower and Lenders provided that the Indebtedness due from IN Retail Fund Algonquin Commons L.L.C., an Illinois limited liability company, under loans made by Teachers Insurance and Annuity Association of America with respect to the Algonquin Projects (as herein defined) (the “Algonquin Indebtedness”), and related Recourse Indebtedness shall not constitute “Material Indebtedness” for purposes of the cross default provisions of Section 7.6 of the Loan Agreement.
C.    The parties’ intent, as evidenced by Section 7.6, was to provide exceptions under the Loan Agreement from certain covenants, representations and default provisions with respect to the projects commonly known as Algonquin Commons and The Exchange at Algonquin Commons, each located in Algonquin, Illinois (the “Algonquin Projects”).
D.    The Borrower and Lenders desire to reform and amend the Loan Agreement to more clearly reflect their intent to exclude the Algonquin Projects from the scope of such covenants, representations and default provisions.
NOW, THEREFORE, the Loan Agreement shall be reformed and amended, effective as of the Agreement Execution Date, as follows:
1.Reformation of Loan Agreement. Notwithstanding anything in the Loan Agreement to the contrary: (i) IN Retail Fund Algonquin Commons L.L.C., an Illinois limited liability company (“IN Retail Fund Algonquin Commons”) shall not constitute a Subsidiary; (ii) no agreement, guaranty, indemnity or other obligation of IN Retail Fund Algonquin Commons shall constitute Indebtedness or a Guarantee Obligation; and (iii) no agreement, guaranty, indemnity or other obligation of IN Retail Fund, L.L.C., a Delaware limited liability company (“IN Retail Fund JV”) with respect to the Algonquin Indebtedness or of the Borrower with respect to the Algonquin Indebtedness shall constitute Indebtedness or a Guarantee Obligation.
2.    Non-Impairment. Except as expressly provided herein, nothing in this Reformation shall alter or affect any provision, condition, or covenant contained in the Loan Agreement or any of the Loan Documents or affect or impair any rights, powers, or remedies of Lenders, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly reformed and modified hereby; provided, that for purposes of avoiding ambiguity, Lenders acknowledge and agree that to the extent a breach of a Loan Document, a Default or an Unmatured Default would have occurred prior to the date of entry into this Reformation but for the corrections and modifications contained in, or otherwise effected by, this Reformation, no such breach, Default or Unmatured Default has occurred.
3.    Counterparts. This Reformation may be executed in one or more counterparts, each of which shall be deemed an original.
IN WITNESS WHEREOF, the Borrower and the Lenders, individually and in their respective capacities as Agents, as applicable, have executed this Agreement as of the date first above written.
INLAND REAL ESTATE CORPORATION,
a Maryland corporation

By:	/s/ BRETT A. BROWN
Name:	Brett A. Brown
Title:	Executive Vice President
Chief Financial Officer

2901 Butterfield Road
Oak Brook, IL 60523
Phone: (630) 218-7351
Facsimile: (630) 218-7350
Attention: Mark E. Zalatoris
Email: zalatoris@inlandrealestate.com

COMMITMENT:    KEYBANK NATIONAL ASSOCIATION,
$30,000,000    Individually and as Administrative Agent

By:	/s/ KEVIN P. MURRAY
Name:	Kevin P. Murray
Title:	Senior Vice President

1200 Abernathy Road NE, Suite 1550
Atlanta, GA 30328
Phone: (216) 689-4660
Facsimile: (216) 689-3566
Attention: Kevin Murray
Email: Kevin_P_Murray@KeyBank.com

With a copy to:

KeyBank National Association
KeyBank Real Estate Capital
Mailcode OH-01-49-0424
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
Phone: (216) 813-1603
Facsimile: (216) 370-6206
Attention: John P. Hyland

COMMITMENT:    BANK OF AMERICA, N.A.,
$35,000,000    Individually and as Co-Syndication Agent

By:	/s/ TRENT A. DEGUZIS
Name:	Trest A. Deguzis
Title:	Senior Vice President

Bank of America, N.A.
101 South Tryon Street
NC1-007-11-15
Charlotte, NC 28255-0001
Phone: (980) 386-7296
Facsimile: (980) 386-6434
Attention: Kay P. Ostwalt
Email: kay.p.ostwalt@baml.com

COMMITMENT:    WELLS FARGO BANK, NATIONAL
$35,000,000    ASSOCIATION, Individually and as
Co-Syndication Agent

By:	/s/ SCOTT S. SOLIS
Name:	Scott S. Solis
Title:	Senior Vice President

Wells Fargo Bank
123 North Wacker Drive, Suite 1900
Chicago, IL 60606
Phone: (312) 269-4809
Facsimile: (312) 782-0969
Attention: Karen Skutt
Email: karen.t.skutt@wellsfargo.com

COMMITMENT:    RBS CITIZENS, NATIONAL ASSOCIATION,
$25,000,000    d/b/a CHARTER ONE, Individually and as
Co-Documentation Agent

By:	/s/ MICHELLE DAWSON
Name:	Michelle Dawson
Title:	Vice President

RBS Citizens, d/b/a Charter One
1215 Superior Avenue, 6th Floor
Cleveland, OH 44114
Phone: (216) 277-0199
Facsimile: (216) 277-4607
Attention: Donald W. Woods
Email: donald.w.woods@rbscitizens.com

COMMITMENT:    BANK OF MONTREAL,
$25,000,000    Individually and as Co-Documentation Agent

By:	/s/ LLOYD BARON
Name:	Lloyd Baron
Title:	Vice President

Bank of Montreal
115 South LaSalle Street, 5 East
Chicago, IL 60603
Phone: (312) 461-6364
Facsimile: (312) 461-2968
Attention: Aaron Lanski
Email: aaron.lanski@harrisbank.com

COMMITMENT:    PNC BANK, NATIONAL ASSOCIATION
$25,000,000

By:	/s/ JOEL DALSON
Name:	Joel Dalson
Title:	Vice President

PNC Real Estate
One North Franklin Street, Suite 2150
C-L01-21
Chicago, IL 60606
Phone: (312) 338-2226
Facsimile: (312) 384-4623
Attention: Joel G. Dalson
Email: joel.dalson@pnc.co